Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions
3.	Acquisitions

a)	FPSO Units and Investment in Sevan Marine ASA

On November 30, 2011, the Company acquired from Sevan Marine ASA (or Sevan) the FPSO unit Sevan Hummingbird (or Hummingbird Spirit) and its existing customer contract for approximately $184 million (including an adjustment for working capital) and made an investment of approximately $25 million to obtain a 40% ownership interest in a recapitalized Sevan. The Company also entered into a cooperation agreement with Sevan relating to joint marketing of offshore projects, the development of future projects, and the financing of such projects. Concurrently, the Company’s subsidiary Teekay Offshore Partners L.P. (or Teekay Offshore) acquired from Sevan the FPSO unit Sevan Piranema (or Piranema Spirit) and its existing customer contract for approximately $164 million (including an adjustment for working capital). The purchase price for the acquisitions of the Hummingbird Spirit, the Piranema Spirit and the investment in Sevan were paid in cash and financed by a combination of new debt facilities, a private placement of Teekay Offshore common units and existing liquidity.

On November 30, 2011, the Company also entered into an agreement to acquire the FPSO unit Sevan Voyageur (or Voyageur Spirit) and its existing customer contract from Sevan. The Company has agreed to acquire the Voyageur Spirit once the existing upgrade project is completed and the Voyageur Spirit commences operations under its customer contract, which occurred in April 2013. Under the terms of the agreement, the Company will pay Sevan $94 million to acquire the Voyageur Spirit, will assume the Voyageur Spirit’s existing $230.0 million credit facility, which had an outstanding balance of $220.5 million on November 30, 2011, and is responsible for all upgrade costs after November 30, 2011, which are estimated to be between $140 million and $150 million (see Note 16c). The Company has control over the upgrade project and has guaranteed the repayment of the existing credit facility. The Voyageur Spirit has been consolidated by the Company since November 30, 2011, as the Voyageur Spirit has been determined to be a variable interest entity (or VIE) and the Company has been determined to be the primary beneficiary. The following table summarizes the balance sheet of the Voyageur Spirit as at December 31, 2012:

$
ASSETS
Cash and cash equivalents	9,756
Other current assets	11,380
Vessels and equipment	455,819
Deferred tax assets	1,955

Total assets	478,910

LIABILITIES AND EQUITY
Accounts payable	18,359
Accrued liabilities	3,687
Long-term debt(note 8)	230,359
Derivative liabilities	4,509
Other long-term liabilities	13,344

Total liabilities	270,258
Total equity	208,652

Total liabilities and total equity	478,910

The 2007-built Piranema Spirit FPSO unit is currently operating under a long-term charter to Petrobras S.A. on the Piranema field located in the Brazil offshore region. The charter includes a firm contract period through March 2018, with up to 11 one-year extension options that includes cost-escalation clauses.

The 2008-built Hummingbird Spirit FPSO unit is currently operating under a charter to Centrica Energy Upstream on the Chestnut field in the UK sector of the North Sea. The charter was recently extended to December 2013 and thereafter, includes five three-month extension options.

The 2009-built Voyageur Spirit FPSO unit operated successfully on the Shelley field in the UK sector of the North Sea from August 2009 to August 2010. The unit under-went an upgrade prior to commencement of its charter contract with E.ON Ruhrgas UK E&P on the Huntington field in the UK sector of the North Sea. The charter commenced in April 2013 and has a firm period of five years, with extension options.

This transaction consolidates the industry in the harsh environment FPSO space, broadens the Company’s FPSO offering to include both ship shape and cylindrical FPSO solutions and was concluded at an attractive price. The Company recognized a total bargain purchase gain of $68.5 million related to the acquisition of the FPSO units and the 40% equity investment in Sevan. The gain has been recorded in the consolidated statements of loss for the year ended December 31, 2011.

During 2011, Sevan encountered severe financial difficulties following significant cost overruns on the upgrade of the Voyageur Spirit and was unable to service its existing financial obligations. The acceptance of the Company’s offer and the recognition of the bargain purchase gain, was in part due to the Company’s ability to structure the transaction in a way that would satisfy all the various stakeholders, including Sevan’s management, lenders, customers and shareholders, within a short time frame, the Company’s financial strength and limited competition in the transaction. As a result, the Company was able to purchase this business at a discount in this distressed acquisition situation.

The Company’s acquisition was accounted for using the purchase method of accounting, based upon estimates of fair value. The purchase price allocation was finalized in 2012 and there were changes to the preliminary fair values of the assets acquired and liabilities assumed by the Company. The changes are summarized in the table below. The Company’s 2011 consolidated financial statements were retroactively adjusted to include the impact of the revisions to the Company’s preliminary purchase price allocation. The operating results of the Hummingbird Spirit, Piranema Spirit and Voyageur Spirit are reflected in the Company’s consolidated financial statements from November 30, 2011, the effective date of acquisition. During the year ended December 31, 2011, the Company recognized $14.5 million of revenue and $68.4 million of net income, including the bargain purchase gain, resulting from these acquisitions. In addition, the Company incurred $1.1 million of acquisition-related expenses, which are reflected in general and administrative expenses.

The following table summarizes the preliminary and final purchase price allocation, which included the Voyageur Spirit VIE, by the Company at November 30, 2011:

	Preliminary $	Revisions $	Final $
ASSETS
Cash and cash equivalents	50,230	—	50,230
Other current assets	29,209	—	29,209
Vessels and equipment	869,952	22,400	892,352
Deferred income taxes	3,307	—	3,307
Investment in Sevan Marine	49,200	(12,100)	37,100
Other assets—long-term	659	—	659

Total assets acquired	1,002,557	10,300	1,012,857

Current liabilities	41,376	—	41,376
In-process revenue contracts	158,968	—	158,968
Long-term debt (note 8)	220,497	—	220,497
Other long-term liabilities	6,036	—	6,036
Non-controlling interest	144,600	—	144,600

Total liabilities assumed	571,477	—	571,477

Net assets acquired	431,080	—	441,380

Bargain purchase gain	(58,235)	(10,300)	(68,535)

Cash consideration	372,845	—	372,845

The following table shows comparative summarized consolidated pro forma financial information for the Company for the years ended December 31, 2011 and 2010, giving effect to the Company’s acquisition of the Sevan FPSO units as if it had taken place on January 1, 2010:

	Pro Forma Year Ended December 31, 2011 (unaudited) $	Pro Forma Year Ended December 31, 2010 (unaudited) $
Revenues	2,109,929	2,284,336
Net loss	(372,132)	(176,456)
Loss per common share
- Basic	(5.03)	(3.79)
- Diluted	(5.03)	(3.79)

b)	Teekay LNG – Marubeni Joint Venture

In February 2012, a joint venture between the Company’s subsidiary Teekay LNG Partners L.P. (or Teekay LNG) and Marubeni Corporation (or Teekay LNG-Marubeni Joint Venture) acquired a 100% interest in six LNG carriers from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. The Teekay LNG-Marubeni Joint Venture financed this acquisition with $1.06 billion from secured loan facilities and an aggregate of $266 million from equity contributions from Teekay LNG and Marubeni Corporation. Teekay LNG has agreed to guarantee its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, deposited $30 million in a restricted cash account as security. Teekay LNG has a 52% economic interest in the Teekay LNG-Marubeni Joint Venture and, consequently, its share of the equity contribution was approximately $138.2 million. Teekay LNG also contributed an additional $5.8 million for its share of legal and financing costs. Teekay LNG financed this equity contribution by borrowing under its existing credit facilities. This jointly-controlled entity is accounted for using the equity method.